                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           ==========================

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 21, 2005
                           ==========================

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           ==========================

           DELAWARE                                              33-0852923
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                                     0-27915
                            (Commission File Number)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)
                           ==========================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 21, 2005, Genius Products, Inc. (the "Company") and Cappello Capital Corp. ("Cappello") entered into (i) a letter agreement (the "First Amendment") amending certain portions of the Company's original engagement agreement, dated March 24, 2004 (the "Engagement Agreement"), under which the Company retained Cappello as exclusive financial advisor; and (ii) a Resale Agreement (the "Resale Agreement") providing restrictions on open market sales of certain shares of common stock issued to Cappello. Alex Cappello and Bruce Pompan, who are current directors of the Company, are each managing directors of Cappello Capital Corp., and Alex Cappello is the sole shareholder of Cappello Capital Corp.

         Under the First Amendment, the Company and Cappello agreed to the following:

o The Engagement Agreement and the exclusive engagement of Cappello as financial advisor to the Company are terminated effective as of June 3, 2005;

o The term "Covered Party" for purposes of the tail period under the Engagement Agreement is limited to two parties identified in the Amendment and any party providing financing to complete a proposed transaction identified in the Amendment. The fees payable by the Company for potential transactions with these two parties are modified from the amounts otherwise payable under the Engagement Agreement;

o Bruce L. Pompan will submit his resignation as a director of the Company, effective immediately;

o The Company will issue to Cappello 175,000 shares of common stock and reduce the exercise price on 2.0 million warrants to purchase common stock currently held by Cappello from $2.50 per share to $2.20 per share;

o The Company will increase the monthly retainer payable to Cappello from $10,000 per month to $25,000 per month for services commencing as of June 3, 2005 until the occurrence of certain events specified in the Amendment; and

o The Company will pay to Cappello a fee for the private placement transaction which closed on May 20, 2005 in the amount of $105,000 (2% of the transaction) and 171,675 warrants to purchase the Company's common stock exercisable at $1.75 per share.

         Under the Resale Agreement, the Company agreed with Cappello that, until March 21, 2010, Cappello and affiliates may only sell on the open market the 175,000 shares issued under the First Amendment under the following conditions: (i) if the price per share of the last trade on the Company's primary trading market is at or above $1.50, then a sale may only be made at a price per share that is no less than 85% of the volume weighted-average closing price per share of the common stock on its primary trading market or exchange during the ten (10) trading days prior to the date that Cappello agrees to make such sale; and (ii) in such volume that, when combined with all other sales of Cappello Shares during the immediately preceding ten (10) trading days, is no more than 15% of the aggregate volume of trading in Company common stock on all exchanges during the ten (10) trading days immediately preceding the date of such sale.

         The definitive agreements described above are furnished as exhibits to this Report and incorporated by reference herein. The preceding descriptions of these agreements is summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On July 21, 2005, the Company received the written resignation of Bruce Pompan as a director of the Company. Effective with the resignation of Bruce Pompan as a director on July 21, 2005, Trevor Drinkwater, the Company's current Chief Executive Officer, was appointed a director of the Company.

         On July 27, 2005, the Company announced a reorganization of its management team. Michael Meader will resign as the Company's president and become a consultant to the Company, Rodney Satterwhite, formerly Executive Vice President, Sales Service, is promoted to Executive Vice President, Operations, and Mark J. Miller is stepping down as the company's Chief Operating Officer. In addition, Klaus Moeller will resign as an executive of the Company, but will remain a director of the Company and consult for the Company. The Company expects to enter into severance arrangements with each departing executive.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Letter Agreement, dated July 20, 2005,
                           between Genius Products, Inc. and Cappello
                           Capital Corp.

         99.2              Resale Agreement, dated July 20, 2005,
                           between Genius Products, Inc. and Cappello
                           Capital Corp.

         99.3 Original Engagement Agreement, dated March 24, 2004, between Genius Products, Inc. and Cappello Capital Corp.

         99.4              Press release, dated July 27, 2005,
                           announcing management restructuring.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GENIUS PRODUCTS, INC.


Date:  July 27, 2005                               By: /s/ Shawn Howie
                                                       -----------------------
                                                       Shawn Howie
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Letter Agreement, dated July 20, 2005,
                           between Genius Products, Inc. and Cappello
                           Capital Corp.

         99.2              Resale Agreement, dated July 20, 2005,
                           between Genius Products, Inc. and Cappello
                           Capital Corp.

         99.3 Original Engagement Agreement, dated March 24, 2004, between Genius Products, Inc. and Cappello Capital Corp.

         99.4              Press release, dated July 27, 2005,
                           announcing management restructuring.